[SCUDDER INVESTMENT LOGO]

                               IMPORTANT NEWS FOR
                  SCUDDER TAX MANAGED GROWTH FUND SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q: WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote on a proposed combination of your Fund into Scudder Select 500 Fund. This proposal is part of a larger effort to restructure the Scudder Family of Funds. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHY HAS THE BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE COMBINATION?

A: The Board of your Fund is recommending that shareholders vote in favor of this proposal for the following reasons:

    - LOWER EXPENSES. The combination of the two funds would result in REDUCED expenses for shareholders of your Fund.

    - GREATER PREDICTABILITY OF EXPENSES. As part of the proposal to combine funds, a new fixed administrative fee rate arrangement would be implemented. The arrangement protects shareholders from most administrative expense increases for a minimum of three years.

    - TAX-FREE REORGANIZATION. It is a condition of the proposed combination that your Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

Q: WHAT ARE THE DIFFERENCES BETWEEN MY FUND AND SCUDDER SELECT 500 FUND?

A: Although the investment objectives, policies and restrictions of your Fund and Scudder Select 500 Fund are similar, there are some differences between the Funds. Both Funds use a quantitative model to select a portfolio of U.S. stocks, although the models used are different. In addition, your Fund seeks to maximize return on an after-tax basis, whereas Scudder Select 500 Fund is not managed explicitly for after-tax total return.

Q: ARE THERE OTHER PROPOSALS I WILL BE VOTING ON?

A: You are also being asked to vote on the election of Board members for your Fund. As part of a larger effort to restructure the Scudder Family of Funds, the Board of your Fund has voted in favor of creating a single board of trustees/directors responsible for most Scudder Funds. It is the Board's belief that this has the potential for increasing efficiency and benefiting fund shareholders. The Board also believes that a single board, responsible for overseeing most of the no-load funds advised by Scudder Kemper, can more effectively represent shareholder interests. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NOMINEE.

    You are also being asked to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHEN WILL THESE CHANGES TAKE EFFECT?

A: The Board expects that the proposed changes will take effect during the third calendar quarter of this year if the proposed combination is approved.

Q: WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-603-1915.

                                                                  April 18, 2000

Dear Shareholder,

    To continue to provide you with the highest level of investment management and service, we're making some important changes to the Scudder Funds. Scudder Kemper Investments, with the strong support of your Fund's Board, is proposing a series of measures to streamline the Scudder Family of Funds. The goals are to reduce costs and make Scudder's lineup of fund offerings easier for investors to utilize and understand. We believe these proposals will benefit Scudder Fund shareholders over time. We need your participation in order to make the necessary changes.

    Along with this letter, you'll find a packet of materials that we ask you to read and, where applicable, fill out and return to us. The Q&A that begins on the front cover of the proxy statement explains the proposals we're making, why we're making them, and how they apply to your Scudder fund. The packet also contains a proxy card and a prospectus for the fund that we are proposing to merge your Fund into.

    After careful review, the members of your Fund's Board have unanimously approved each of the proposals explained in the Q&A and described in the proxy statement. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL THE PROPOSALS. (Because many of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, you may receive more than one proxy card. If so, please vote each one.)

    Your vote is important to us. Once you've voted, please sign and date the proxy card and return it in the enclosed postpaid envelope; or help us save time and postage cost by voting on the Internet or by telephone -- the enclosed flyer describes how. If we do not hear from you by May 17, our proxy solicitor may contact you.

    Thank you for your response and for your continued investment in the Scudder Funds.

Respectfully,

/s/ Edmond D. Villani              /s/ Linda C. Coughlin
Edmond D. Villani                  Linda C. Coughlin
Chief Executive Officer            President
Scudder Kemper Investments, Inc.   Investment Trust

                        SCUDDER TAX MANAGED GROWTH FUND
                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                                INVESTMENT TRUST

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Scudder Tax Managed Growth Fund (the "Fund"), a series of Investment Trust (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on July 13, 2000, at
3:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:  To elect Trustees of the Trust;
PROPOSAL 2:  To approve an Agreement and Plan of Reorganization for the Fund whereby all or substantially all of the assets and liabilities of the Fund would be acquired by Scudder Select 500 Fund in exchange for shares of the S Class of Scudder Select 500 Fund; and
PROPOSAL 3:  To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.

    The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

    Holders of record of shares of the Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                 By Order of the Board,

                                 [SIGNATURE]

                                 John Millette
                                 Secretary
April 18, 2000

    IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS

INTRODUCTION................................................    1

PROPOSAL 1: ELECTION OF TRUSTEES OF THE ACQUIRED TRUST......    3

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF
            REORGANIZATION..................................   14

              SYNOPSIS......................................   14

              PRINCIPAL RISK FACTORS........................   26

              THE PROPOSED TRANSACTION......................   26

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF
            INDEPENDENT ACCOUNTANTS.........................   32

ADDITIONAL INFORMATION......................................   33

                           PROXY STATEMENT/PROSPECTUS

                                 APRIL 18, 2000

                  RELATING TO THE ACQUISITION OF THE ASSETS OF
             SCUDDER TAX MANAGED GROWTH FUND (THE "ACQUIRED FUND"),
                              A SEPARATE SERIES OF
                    INVESTMENT TRUST (THE "ACQUIRED TRUST")

                            TWO INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-4103
                                 (800) 728-3337
                           --------------------------

     BY AND IN EXCHANGE FOR THE S CLASS OF SHARES OF BENEFICIAL INTEREST OF
                SCUDDER SELECT 500 FUND (THE "ACQUIRING FUND"),
                              A SEPARATE SERIES OF
                   VALUE EQUITY TRUST (THE "ACQUIRING TRUST")

                            TWO INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-4103
                                 (800) 728-3337

                           --------------------------

INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund in connection with three proposals (each a "Proposal," collectively, the "Proposals"). Proposal 1 describes the election of Trustees, and Proposal 3 proposes the ratification of the selection of the Acquired Fund's accountants.

    In Proposal 2, shareholders are asked to approve a proposed reorganization in which all or substantially all of the assets of the Acquired Fund would be acquired by the Acquiring Fund, in exchange for shares of beneficial interest of the S Class of the Acquiring Fund ("S Class Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described more fully below (the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of S Class Shares having an aggregate net asset value equal to the

                           --------------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

aggregate net asset value of such shareholder's shares of the Acquired Fund held as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). Shareholders of the Acquired Fund will vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization would be consummated. A copy of the Plan is attached hereto as Exhibit A. The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. The Reorganization is expected to occur on or about August 28, 2000.

    Proposals 1 and 2 relate to a restructuring program proposed by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), and described in more detail below.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Acquired Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken by either the Acquired Fund or the Acquiring Fund (each a "Fund" and collectively the "Funds"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquiring Fund, see the Acquiring Fund's prospectus, dated March 31, 1999, as supplemented from time to time, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquired Fund, see the Acquired Fund's prospectus, dated March 1, 2000, as supplemented from time to time, which is incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Acquired Fund at the telephone number or address set forth on the preceding page.

    The Acquiring Fund's statement of additional information, dated March 31, 1999, as supplemented from time to time, is incorporated herein by reference and may be obtained upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. A Statement of Additional Information, dated April 18, 2000, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information relating to the Reorganization is available upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. Shareholder inquiries regarding either Fund may be made by calling
(800) 728-3337. The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund. It is anticipated that existing Acquiring Fund shares will be redesignated as S Class Shares. (Please see "Description of the Securities to be Issued" below.)

    The Acquiring Fund and the Acquired Fund are diversified series of shares of beneficial interest of, respectively, the Acquiring Trust and the Acquired Trust. The Acquiring Trust and the Acquired Trust are open-end management investment companies organized as Massachusetts business trusts.

    The Board of Trustees (except as otherwise noted, "Trustees" refers to Trustees of the Acquired Trust and "Board" refers to the Board of Trustees of the Acquired Trust) is soliciting proxies from the shareholders of the Acquired Fund, on behalf of the Acquired Fund, for the Special Meeting of Shareholders to be held on July 13, 2000, at Scudder Kemper's offices, 13th Floor, Two International Place, Boston, MA 02110-4103, at 3:00 p.m. (Eastern time), or at such later time made necessary by adjournment (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3.

            PROPOSAL 1:  ELECTION OF TRUSTEES OF THE ACQUIRED TRUST

    At the Meeting, shareholders will be asked to elect nine individuals to constitute the Board of Trustees of the Acquired Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Acquired Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Acquired Trust or the Acquiring Trust or as independent trustees or directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are also being nominated for election as Trustees of the Acquiring Trust and as trustees or directors of all of the other AARP Funds (as defined below) and open-end, directly-distributed, no-load Scudder Funds.

    Currently, five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described below under Proposal 2, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

    Election of each of the listed nominees for Trustee on the Board of the Acquired Trust requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Acquired Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Acquired Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted,
(i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS TRUSTEES:

HENRY P. BECTON, JR. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree CUM LAUDE from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton is a Trustee of the Acquired Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group. Ms. Coughlin received a B.A. degree in economics SUMMA CUM LAUDE from Fordham University. Ms. Coughlin is a Trustee of the Acquired Trust and has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

DAWN-MARIE DRISCOLL (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms.

Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll is a Trustee of the Acquired Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996.
Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin.
Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976 and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the SEC's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the SEC's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in

Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel is a Trustee of the Acquired Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans.
Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

TRUSTEES NOT STANDING FOR RE-ELECTION:

                                       PRESENT OFFICE WITH THE ACQUIRED TRUST;
                                         PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                        AND DIRECTORSHIPS
----------                             ---------------------------------------
Peter B. Freeman (67)................  Trustee; Corporate Director and
                                       Trustee. Mr. Freeman serves on the
                                       boards of various other trusts or
                                       corporations whose funds are advised by
                                       Scudder Kemper.
George M. Lovejoy, Jr. (70)..........  Trustee; President and Director, Fifty
                                       Associates (real estate corporation).
                                       Mr. Lovejoy serves on the boards of
                                       various other trusts or corporations
                                       whose funds are advised by Scudder
                                       Kemper.
Wesley W. Marple, Jr. (68)...........  Trustee; Professor of Business
                                       Administration, Northeastern
                                       University, College of Business
                                       Administration. Mr. Marple serves on
                                       the boards of various other trusts or
                                       corporations whose funds are advised by
                                       Scudder Kemper.
Kathryn L. Quirk (47)*...............  Trustee, Vice President and Assistant
                                       Secretary; Managing Director of Scudder
                                       Kemper. Ms. Quirk serves on the boards
                                       of various other trusts or corporations
                                       whose funds are advised by Scudder
                                       Kemper.

------------------------

* Nominee or Trustee considered by the Acquired Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Acquired Trust, the Investment Manager or AARP because of his or her employment by the Investment Manager or AARP, and, in some cases, holding offices with the Acquired Trust.

    Appendix 1 hereto sets forth the number of shares of each series of the Acquired Trust owned directly or beneficially by the Trustees of the Acquired Trust and by the nominees for election.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

    A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at this Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper or AARP and who are called "independent" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Acquired Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Acquired Fund is managed in the best interests of its shareholders.

    The Trustees meet several times during the year to review the investment performance of each fund of the Acquired Trust and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 1999, the Trustees conducted over 20 meetings to deal with fund issues (including committee and subcommittee meetings and special meetings of the Independent Trustees). Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

    The Board of the Acquired Trust has an Audit Committee and Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Acquired Trust has an Executive Committee and a Valuation Committee.

AUDIT COMMITTEE

    The Audit Committee reviews with management and the independent public accountants for each series of the Acquired Trust, among other things, the scope of the audit and the internal controls of each series of the Acquired Trust and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the Acquired Trust to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of each series of the Acquired Trust.

    As suggested by the Advisory Group Report, the Acquired Trust's Audit Committee is comprised of only Independent Trustees (all of whom serve on the committee), meets privately with the independent accountants of each series of the Acquired Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT TRUSTEES

    The Board of Trustees of the Acquired Trust has a Committee on Independent Trustees, comprised of all of the Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies, retirement policies and fund ownership policies, reviewing Trustees' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Trustees' effectiveness.

ATTENDANCE

    As noted above, the Trustees conducted over 20 meetings in calendar year 1999 to deal with fund matters, including various committee and subcommittee meetings and special meetings of the Independent Trustees. The full Board of Trustees of the Acquired Trust met eleven times, the Audit Committee met two times and the Committee on Independent Trustees met one time during calendar year 1999. Each then current Trustee attended 100% of the total meetings of the full Board of Trustees held during calendar year 1999. In addition, each Independent Trustee attended 100% of the total meetings of the Audit Committee and the Committee on Independent Trustees held during that period.

OFFICERS

    The following persons are officers of the Acquired Trust:

                               PRESENT OFFICE WITH THE ACQUIRED TRUST;
                                       PRINCIPAL OCCUPATION OR           YEAR FIRST BECAME
NAME (AGE)                                  EMPLOYMENT(1)                  AN OFFICER(2)
----------                     ---------------------------------------   -----------------
Linda C. Coughlin (48).......  Trustee and President; Managing
                               Director of Scudder Kemper                      2000
Kathryn L. Quirk (47)........  Trustee, Vice President and Assistant
                               Secretary; Managing Director of Scudder
                               Kemper                                          1997
Bruce F. Beaty (41)..........  Vice President; Managing Director of
                               Scudder Kemper                                  1995
Jennifer P. Carter (37)......  Vice President; Vice President of
                               Scudder Kemper                                  1999
James M. Eysenbach (38)......  Vice President; Managing Director of
                               Scudder Kemper                                  1999
William F. Gadsden (45)......  Vice President; Managing Director of
                               Scudder Kemper                                  1996
Valerie F. Malter (41).......  Vice President; Managing Director of
                               Scudder Kemper                                  1995
Kathleen T. Millard (39).....  Vice President; Managing Director of
                               Scudder Kemper                                  1999
Robert Tymoczko (30).........  Vice President; Senior Vice President
                               of Scudder Kemper Investments, Inc.;
                               full-time student (1995-1997)                   1999
Ann M. McCreary (43).........  Vice President; Managing Director of
                               Scudder Kemper                                  1998
John Millette (37)...........  Vice President and Secretary; Vice
                               President of Scudder Kemper                     1999
John R. Hebble (41)..........  Treasurer; Senior Vice President of
                               Scudder Kemper                                  1998
Caroline Pearson (38)........  Assistant Secretary; Senior Vice
                               President of Scudder Kemper; Associate,
                               Dechert Price & Rhoads (law firm) 1989
                               to 1997                                         1997

------------------------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Acquired Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

    The Acquired Trust pays each Independent Trustee an annual Trustee's fee for each series of the Acquired Trust plus specified amounts for Board and committee meetings attended and reimburses expenses related to the business of any series of the Acquired Trust. Each Independent Trustee receives an annual Trustee's fee of $2,400 per fund if the fund's total net assets do not exceed $100 million, $4,800 per fund if the fund's total net assets exceed $100 million but do not exceed $1 billion and $7,200 per fund if the fund's total net assets exceed $1 billion. The lead Trustee receives an additional annual retainer fee of $500 per fund. Each Independent Trustee also receives fees of $150 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between the Acquired Trust and Scudder Kemper, or any of its affiliates. Each Independent Trustee also receives $75 per fund for all other committee meetings attended. The newly-constituted Board may determine to change its compensation structure. Because of the small size of the Acquired Fund, each Independent Trustee has waived all fees with respect to the Acquired Fund.

    The Independent Trustees of the Acquired Trust are not entitled to benefits under any pension or retirement plan. A one-time benefit will be provided to those Independent Trustees who have volunteered to leave the Board prior to their normal retirement date in order to facilitate the nomination of a consolidated board. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to pay one-half of the cost of this benefit. The remaining portion will be paid by funds other than the Acquired Fund.

    Scudder Kemper supervises the Acquired Trust's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Acquired Trust and receives a management fee for its services. Several of the Acquired Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Acquired Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at certain Board and committee meetings.

    The following Compensation Table provides in tabular form the following data:

    COLUMN (1) All Trustees who receive compensation from the Acquired Trust.

    COLUMN (2) Aggregate compensation received by each Trustee of the Acquired Trust during calendar year 1999.

    COLUMN (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

                               COMPENSATION TABLE

                                                   AGGREGATE        TOTAL COMPENSATION
                                                  COMPENSATION       FROM FUND COMPLEX
TRUSTEES                                       (NUMBER OF SERIES)     PAID TO TRUSTEE
--------                                       ------------------  ---------------------
Henry P. Becton Jr...........................  $31,110 (8 series)   $140,000 (30 funds)

Dawn-Marie Driscoll..........................  $33,218 (8 series)   $150,000 (30 funds)

Peter B. Freeman.............................  $34,134 (8 series)   $179,783 (46 funds)

George M. Lovejoy, Jr........................  $31,025 (8 series)   $153,200 (31 funds)

Wesley W. Marple, Jr.........................  $31,025 (8 series)   $140,000 (30 funds)

Jean C. Tempel...............................  $31,025 (8 series)   $140,000 (30 funds)

   THE BOARD OF TRUSTEES OF INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT THE
     SHAREHOLDERS OF SCUDDER TAX MANAGED GROWTH FUND VOTE FOR EACH NOMINEE.

         PROPOSAL 2:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                  I.  SYNOPSIS

    The following is a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

INTRODUCTION

    The Board of the Acquired Trust, including all of the Independent Trustees, approved the Plan at a meeting held on February 7, 2000. Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund in exchange for S Class Shares; (b) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund; and (c) the abolition of the Acquired Fund as a series of the Acquired Trust. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the S Class Shares and will hold, immediately after the Reorganization, S Class Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund on the Valuation Date.

    Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Acquired Fund's shareholders will continue to enjoy all of the same shareholder privileges as they currently enjoy, such as the ability to buy, exchange and sell shares without paying a sales commission, access to professional service representatives, and automatic dividend reinvestment. See "Purchase, Redemption and Exchange Information" below.

BACKGROUND OF THE REORGANIZATION

    The Reorganization is part of a broader restructuring program proposed by Scudder Kemper to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers have expanded the range of fund offerings that they make available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this expansion has come increased complexity and competition among mutual funds, as well as increased confusion among investors. The group of no-load funds advised by Scudder Kemper has followed this pattern, increasing from 44 no-load funds in 1990 to 77 no-load funds at present.

    As a result, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the funds offered through the AARP Investment Program (the "AARP Funds") all of which are advised by Scudder Kemper. Consolidation plans are proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. The Reorganization is also expected to result in lower operating expenses for Acquired Fund shareholders, as described in "Comparison of Expenses" below.

    There are currently five different boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for the AARP Funds and for the open-end, directly-distributed, no-load Scudder Funds would increase efficiency and benefit fund shareholders. (See Proposal 1 above.)

    As part of this restructuring effort, Scudder Kemper has also proposed the adoption of an administrative fee for most of the no-load funds advised by Scudder Kemper. Under this fee structure, in exchange for payment by a fund of an administrative fee, Scudder Kemper would agree to provide or pay for substantially all services that the fund normally requires for its operations, other than those provided under the fund's investment management agreement and certain other expenses. Such an administrative fee would enable investors to determine with greater certainty the expense level that a fund will experience, and, for the term of the administrative agreement, would transfer substantially all of the risk of increased costs to Scudder Kemper. Scudder Kemper has proposed that the Acquiring Fund implement such an administrative fee upon the Closing, as described in "Administrative Fee" below.

    The fund consolidations, the adoption of an administrative fee and the creation of a single board are expected to have a positive impact on Scudder Kemper, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

REASONS FOR THE PROPOSED REORGANIZATION; BOARD APPROVAL

    Since receiving Scudder Kemper's proposals on October 5, 1999, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of Scudder Kemper, the Independent Trustees have requested, and Scudder Kemper has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction - Board Approval of the Proposed Transaction" below.

    The Trustees believe that the Reorganization may provide shareholders of the Acquired Fund with the following benefits:

    - LOWER EXPENSES. If the Reorganization is approved, Acquired Fund shareholders will benefit from lower total Fund operating expenses. Please refer to "Comparison of Expenses" below.

    - GREATER PREDICTABILITY OF EXPENSES. On or prior to the Closing, the Acquiring Fund and Scudder Kemper will enter into an administrative services agreement pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund, and will pay most Acquiring Fund expenses, in return for payment by the Acquiring Fund of a single administrative fee rate. This agreement, which has an initial three year term, will protect the Acquiring Fund's shareholders from increases in the Acquiring Fund's expense ratio attributed to any increases in the costs of providing these services.

    - SIMILAR INVESTMENT OBJECTIVES AND POLICIES. Although the Acquiring Fund does not have tax efficiency as an explicit goal, Scudder Kemper has advised the Trustees that the Funds have generally compatible investment policies and objectives, as both seek long-term growth through investment in domestic equities. The Funds are currently managed by the same lead portfolio manager.

    - TAX-FREE REORGANIZATION. It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

    For these reasons, as more fully described below under "The Proposed Transaction - Board Approval of the Proposed Transaction," the Trustees of the Acquired Trust, including the Independent Trustees, have concluded that:

    - the Reorganization is in the best interests of the Acquired Fund and its shareholders; and

    - the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

    ACCORDINGLY, THE TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN EFFECTING THE REORGANIZATION. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Trustees.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS

    Although the investment objectives, policies and restrictions of the Acquired Fund and the Acquiring Fund (and, consequently, the risks of investing in either Fund) are similar, there are differences between the Funds. One important difference, as described below, is that the Investment Manager employs tax-sensitive techniques in managing the Acquired Fund, but does not explicitly do so in managing the Acquiring Fund. The investment objective of the Acquiring Fund is to provide long-term growth and income by investing at least 80% of total assets in common stocks of companies that are included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The investment objective of the Acquired Fund is to seek long-term growth of capital on an after-tax basis. There can be no assurance that either Fund will achieve its investment objective. Both Funds have the same lead portfolio manager.

    The Acquired Fund invests at least 80% of its total assets in common stocks and other equities of established medium- to large-sized U.S. companies. The Acquiring Fund invests at least 80% of its total assets in selected stocks of companies in the S&P 500 Index. In considering portfolio transactions, the Acquired Fund explicitly considers after-tax return, while the Acquiring Fund does not.

    The Funds have different formulas for determining which securities in their respective indices to purchase. The Acquired Fund's portfolio management team uses a quantitative model that assigns proprietary ratings to companies in the Russell 1000 Index, favoring those with strong and sustainable earnings growth and positive stock price momentum. The Acquired Fund's portfolio management team then analyzes each company's relative valuation from multiple perspectives with the intent to diversify the Acquired Fund's holdings across industries and companies. In choosing stocks for the Acquiring Fund, the Acquiring Fund's managers begin by using a computer model to rank the stocks in the S&P 500 Index, favoring those that the managers believe have a strong potential for growth of earnings, reasonable valuations in light of business prospects and positive price momentum. The Acquiring Fund generally does not invest in stocks that the model ranks in the bottom 20%. The Acquiring Fund generally seeks to keep its portfolio similar to the S&P 500 Index in its industry weightings, average market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields).

    The Acquired Fund generally will sell a security when the Fund's managers believe the stock is overvalued or when its fundamental factors have changed, subject to consideration of the tax consequences of the overall portfolio. The Acquiring Fund will normally sell a stock when it is dropped from the S&P 500

Index or it falls to the bottom 20% of the rankings of the computer model used by the Acquiring Fund's managers. Unlike the Acquired Fund, the Acquiring Fund does not explicitly consider the tax consequences of each sale of a security.

    The Acquiring Fund's investment restrictions are identical to the Acquired Fund's investment restrictions, as such restrictions are set forth under "Investment Restrictions" in each Fund's statement of additional information. Investment restrictions of each Fund that are fundamental policies may not be changed without the approval of Fund shareholders. Investors should refer to the respective statements of additional information of the Funds for a fuller description of each Fund's investment policies and restrictions.

PORTFOLIO TURNOVER

    The portfolio turnover rate for the Acquiring Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal period ended February 29, 2000 was 53.4% (annualized). The portfolio turnover rate for the Acquired Fund for the fiscal year ended October 31, 1999 was 60.8%.

PERFORMANCE

    The following table (and related footnotes) shows how each Fund's return(s) over different periods (in the case of the Acquired Fund) average out. For context, the table also includes a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performance of both Funds and the index vary over time. All figures assume reinvestment of dividends and distributions.

                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDING DECEMBER 31, 1999

                            ACQUIRING FUND   ACQUIRED FUND   BENCHMARK INDEX**
                            --------------   -------------   -----------------
Past year.................         N/A            0.48%            21.04%
Since Inception#..........        N/A#          N/A                13.69%
Since Inception*..........         N/A           14.18%            35.97%

------------------------

* The inception date for the Acquired Fund is September 18, 1998. Index comparisons begin on September 30, 1998.

# The Acquiring Fund has been in existence for less than a full calendar year. As of December 31, 1999, the Acquiring Fund's total return since May 17,

    1999, the Acquiring Fund's inception date, was 12.66%. Index comparisons begin on May 31, 1999. Total return for the Acquiring Fund would have been lower if the Investment Manager had not maintained expenses since inception.

** Each Fund's benchmark index is the S&P 500 Index, an unmanaged, capitalization-weighted index that includes 500 large-cap U.S. stocks. Index returns are calculated monthly.

    Total return for the Acquired Fund would have been lower during both periods noted in the table above if the Investment Manager had not maintained expenses since inception.

    For management's discussion of the Acquiring Fund's performance for the fiscal period ended February 29, 2000, see Exhibit B attached hereto.

INVESTMENT MANAGER; FEES AND EXPENSES

    Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by the Fund's Trustees. Shareholders pay no direct charges or fees for investment management or other services. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

    The Investment Manager receives a fee for its services pursuant to its investment management agreement with the Acquiring Fund. For these services, the Acquiring Fund pays the Investment Manager a fee at an annual rate of 0.70% of average daily net assets. As of February 29, 2000, the Acquiring Fund had total net assets of $32,968,179. For the fiscal period ended February 29, 2000, the Acquiring Fund paid the Investment Manager a fee of 0.00% (annualized) of average daily net assets. By contract, the total annual Fund operating expenses of the Acquiring Fund are maintained at no more than 0.75% of average daily net assets until June 30, 2001.

    Scudder Kemper has proposed a new investment management agreement for the Acquiring Fund. The proposed new investment management agreement includes a new fee rate, which, at all asset levels, is the same as or lower than the current rate applicable to the Acquiring Fund. The proposed new fee rate is 0.50% of the first $500 million of average daily net assets, 0.475% of the next $500 million, and 0.45% on average daily net assets in excess of $1 billion. The effectiveness of each of the new investment management agreement and the Closing is contingent upon the other.

    The Investment Manager receives a fee for its services pursuant to its investment management agreement with the Acquired Fund. For these services, the Acquired Fund pays the Investment Manager a fee at an annual rate of 0.80% of average daily net assets. As of October 31, 1999, the Acquired Fund had total net assets of $4,050,136. For the fiscal year ended October 31, 1999, the Acquired Fund paid the Investment Manager a fee of 0.00% of average daily net assets. The Investment Manager waived the entire management fee and also reimbursed the Acquired Fund's expenses in the amount of $122,840. By contract, the total annual Fund operating expenses of the Acquired Fund are maintained at no more than 1.25% of average daily net assets until February 28, 2001.

ADMINISTRATIVE FEE

    On or prior to the Closing, the Acquiring Fund will have entered into an administrative services agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund (other than those provided by Scudder Kemper under its investment management agreement with the Fund, as described above) in exchange for the payment by the Acquiring Fund of an administrative services fee (the "Administrative Fee") of 0.25% of average daily net assets. One effect of this arrangement is to make the Acquiring Fund's future expense ratio more predictable. The details of this arrangement (including expenses that are not covered) are set out below.

    Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Acquiring Fund pursuant to separate agreements with the Fund, subject to oversight and approval by the Acquiring Trust's trustees. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Acquiring Fund and maintains its accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Acquiring Fund. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Acquiring Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Acquiring Fund and provides other audit, tax, and related services. Dechert Price & Rhoads acts as general counsel for the Acquiring Fund. In addition to the fees it pays under its current investment management agreement with Scudder Kemper, the Acquiring Fund pays the expenses associated with these service arrangements, as well as the Acquiring Fund's insurance, registration, printing, postage and other costs.

    Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services that it currently provides to the Acquiring Fund, as described above, under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Acquiring Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. In return, the Acquiring Fund will pay Scudder Kemper the Administrative Fee.

    The proposed Administration Agreement will have an initial term of three years, subject to earlier termination by the Acquiring Trust's trustees. The fee payable by the Acquiring Fund to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from the Acquiring Fund's custodian for cash balances.

    Certain expenses of the Acquiring Fund would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Acquiring Fund would continue to pay the fees required by its investment management agreement with Scudder Kemper.

COMPARISON OF EXPENSES

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the S Class Shares, and comparing these with the expenses of the Acquired Fund. AS INDICATED BELOW, IT IS EXPECTED THAT THE TOTAL EXPENSE RATIO OF THE ACQUIRING FUND FOLLOWING THE REORGANIZATION WILL BE SUBSTANTIALLY LOWER THAN THE CURRENT EXPENSE RATIO OF THE ACQUIRED FUND. Unless otherwise noted, the information is based on expenses and average daily net assets during the period May 17, 1999 (date of inception) through October 31, 1999 for the Acquiring Fund and for the twelve months ended October 31, 1999 for the Acquired Fund and on a pro forma basis as of that date and for the period then ended, giving effect to the Reorganization.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                    ACQUIRING  ACQUIRED  PRO FORMA
                                                      FUND       FUND    (COMBINED)
                                                    ---------  --------  ----------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price).............   None       None      None
Maximum deferred sales charge (load) (as a
  percentage of purchase price or redemption
  proceeds).......................................   None       None      None
Maximum deferred sales charge (load) imposed on
  reinvested dividends............................   None       None      None
Redemption fee (as a percentage of amount
  redeemed, if applicable)+.......................    None     2.00%        None

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)

                                                    ACQUIRING  ACQUIRED  PRO FORMA**
                                                      FUND       FUND    (COMBINED)
                                                    ---------  --------  -----------
Management fees...................................    0.70%     0.80%       0.50%
Distribution and/or service (12b-1) fees..........   None      None       None
Other expenses....................................    1.48%     4.60%       0.29%
Total annual Fund operating expenses..............    2.18%     5.40%       0.79%
Expense reimbursement.............................    1.43%     4.15%      N/A
Net annual Fund operating expenses................    0.75%*    1.25%#     N/A

------------------------

+   There is a $5 wire service fee for receiving redemption proceeds via wire.

* By contract, the total annual Fund operating expenses of the Acquiring Fund are maintained at no more than 0.75% of average daily net assets until June 30, 2001. There is no guarantee that this expense waiver will continue beyond June 30, 2001.

# By contract, the total annual Fund operating expenses of the Acquired Fund are maintained at no more than 1.25% of average daily net assets until February 28, 2001. There is no guarantee that this expense waiver will continue beyond February 28, 2001.

** Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

    In evaluating the Reorganization, the Independent Trustees also considered the Acquiring Fund's and the Acquired Fund's estimated expense ratios calculated utilizing Fund net assets at December 31, 1999 (rather than average daily net assets for a full year, as used in the table above), the number of shareholder accounts at that date, and other relevant factors. This calculation resulted in an estimated total annual expense ratio (without reflecting any expense reimbursements) of 1.65% for the Acquiring Fund and 4.35% for the Acquired Fund.

EXAMPLES (UNAUDITED)

    Based on the costs above (including one year of capped expenses in each period included in the Acquiring Fund and Acquired Fund columns), the following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, you reinvested all dividends and distributions, and each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                         ACQUIRING   ACQUIRED    PRO FORMA
YEAR                                       FUND        FUND     (COMBINED)*
----                                     ---------   --------   -----------
1ST....................................   $   77      $  127      $   81
3RD....................................   $  544      $1,243      $  252
5TH....................................   $1,038      $2,350      $  439
10TH...................................   $2,401      $5,080      $  978

------------------------

* Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

FINANCIAL HIGHLIGHTS

    The financial highlights table for the Acquiring Fund, which is intended to help you understand the Acquiring Fund's financial performance since its inception on May 17, 1999, is included in the Acquiring Fund's prospectus, dated March 31, 1999, which is included herewith and incorporated herein by reference.

DISTRIBUTION OF SHARES

    Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of each Fund. SIS charges no direct fees in connection with the distribution of shares of the Funds. Following the Reorganization, Acquiring Fund shareholders will continue to be able to purchase shares of the funds in the Scudder Family of Funds on a no-load basis.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

    The purchase, redemption and exchange procedures and privileges with respect to the Acquired Fund are identical to those of the S Class Shares, except that shareholders of the Acquired Fund who exchange or redeem shares that have been held for less than one year will receive 98% of the then current net asset value per share. Shareholders of the S Class Shares who exchange or redeem shares are not subject to a redemption fee.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Each of the Funds intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually. Each Fund intends to distribute dividends annually in November or December. Additional distributions may be made if necessary. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

    If the Plan is approved by the Acquired Fund's shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

TAX CONSEQUENCES

    As a condition to the Reorganization, the Acquiring Fund and the Acquired Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                          II.  PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by the Acquiring Fund are similar to those presented by the Acquired Fund. The main risks applicable to each Fund include, among others, management risk (i.e., securities selection by the Investment Manager) and market risk. While each Fund invests primarily in the selected stocks of the companies that are included in its respective benchmark index, neither Fund is an index fund and there is no assurance that investment results of either Fund will correspond to the price and yield performance of its relevant index.

    In addition, as noted above under "Investment Objectives, Policies and Restrictions of the Funds," unlike the Acquired Fund, the Acquiring Fund does not explicitly consider the effect of portfolio adjustments on after-tax total return. As a result, there may be a greater differential between total return and after-tax total return for the Acquiring Fund than for the Acquired Fund.

    For a further discussion of the investment techniques and risk factors applicable to the Funds, see the "Investment Objectives, Policies and Restrictions of the Funds" above, and the prospectuses and statements of additional information for the Funds, which are incorporated by reference herein.

                         III.  THE PROPOSED TRANSACTION

DESCRIPTION OF THE PLAN

    As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional S Class Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the Valuation Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. The Acquired Fund will distribute the S Class Shares received in the exchange to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be abolished as a series of the Acquired Trust.

    Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional S Class Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Acquired Fund immediately as of the close of business on the Valuation Date. Such shares will be held in an account with the Acquiring Trust identical in all material respects to the account currently maintained by the Acquired Trust for such shareholder. In the interest of economy and convenience, S Class Shares issued to the Acquired Fund's shareholders will be in uncertificated form.

    Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value (less any applicable redemption fee) next determined after receipt by the Acquired Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of S Class Shares received by the shareholder in connection with the Reorganization.

    The obligations of each Trust on behalf of each of the Acquired Fund and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of either Trust, notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund's shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

    Scudder Kemper will pay the Acquiring Fund's allocable share of expenses associated with the Reorganization. The Acquired Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $2,437 for the Acquired Fund (approximately $0.0096 per share, based on December 31, 1999 net assets for the Acquired Fund). As investors in the Acquired Fund, Acquired Fund shareholders indirectly bear a portion of these expenses.

BOARD APPROVAL OF THE PROPOSED TRANSACTION

    Scudder Kemper first proposed the Reorganization to the Independent Trustees of the Acquired Fund at a meeting held on October 5, 1999. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by Scudder Kemper to restructure many of the mutual funds advised by it that are currently offered to retail investors (see "Synopsis --

Background of the Reorganization" above). This initiative includes four major components:

        (i) The combination of funds with similar investment objectives and policies, including in particular the combination of the AARP Funds with similar Scudder Funds currently offered to the general public;

        (ii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

       (iii) The implementation of an administration agreement for each fund, covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

        (iv) The consolidation of the separate boards currently responsible for overseeing several groups of no-load funds managed by Scudder Kemper into a single board.

    The Independent Trustees of the Acquired Fund reviewed the potential implications of these proposals for the Acquired Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the October 5 meeting, the Independent Trustees met in person or by telephone on seven occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper. On a number of occasions, these meetings included representatives of the independent trustees or directors of other funds affected by these proposals. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals, many of which were accepted.

    Following the conclusion of this process, the Independent Trustees of the Acquired Fund, the independent trustees/directors of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On February 7, 2000, the Board of the Acquired Fund, including the Independent Trustees of the Acquired Fund, approved the terms of the Reorganization and certain related proposals. The Independent Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Acquired Fund's shareholders.

    In determining to recommend that the shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Acquired Fund and the estimated operating expenses of the Acquiring Fund, and between the estimated operating expenses of the Acquiring Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Acquired Fund's and the Acquiring Fund's investment objectives, policies, restrictions and portfolios;
(d) the agreement by Scudder Kemper to provide services to the Acquiring Fund for a fixed fee rate under the Administration Agreement with an initial three year term; (e) the service features available to shareholders of the Acquired Fund and the Acquiring Fund; (f) the costs to be borne by the Acquired Fund, the Acquiring Fund and Scudder Kemper as a result of the Reorganization; (g) prospects for the Acquiring Fund to attract additional assets; (h) the tax consequences of the Reorganization on the Acquired Fund, the Acquiring Fund and their respective shareholders; and (i) the investment performance of the Acquired Fund and the Acquiring Fund.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of the Acquiring Fund, as proposed to be revised upon completion of the Reorganization. In particular, the Trustees considered the benefits to shareholders resulting from locking in the rate of the Acquiring Fund's Administrative Fee for an initial three-year period. Because the Acquiring Fund will pay only its stated Administrative Fee rate for such services and expenses regardless of changes in actual costs, the Acquiring Fund's shareholders will be protected from increases in the Acquiring Fund's expense ratio attributable to increases in such actual costs. The Board also considered the protection this would afford shareholders if the Acquiring Fund's net assets declined as a result of market fluctuations or net redemptions.

    The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Acquired Fund. As noted above under "Comparison of Expenses," the pro forma expense ratio (reflecting the Administrative Fee) for the combined Fund following the Reorganization is substantially lower than the current expense ratio for the Acquired Fund. The Board also considered that the Reorganization would permit the shareholders of the Acquired Fund to pursue similar investment goals in a larger fund. Finally, the Trustees concluded that the shareholders of the Acquired Fund would be better served by having their interests represented by a single board of trustees with responsibility for overseeing substantially all of the funds to be marketed as a "family of funds" through Scudder's no-load distribution channels. Accordingly, the Trustees unanimously agreed to recommend the election of a new consolidated board comprised of representatives of each of the various boards currently serving as trustees or directors of these funds.

    Based on all of the foregoing, the Board concluded that the Acquired Fund's participation in the Reorganization would be in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund's shareholders. The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the Acquired Fund approve the Reorganization.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    The Acquiring Fund is a series of the Acquiring Trust, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Acquiring Trust are authorized to divide the Acquiring Trust's shares into separate series. The Acquiring Fund is one of seven series of the Acquiring Trust that the Board has created to date. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The Trustees of the Acquiring Trust have authorized the division of the Acquiring Fund into two classes, S Class and AARP Class. It is anticipated that this division will occur prior to the Closing and that shares of the Acquiring Fund existing at that time will be redesignated as S Class shares of the Acquiring Fund. If the division does not occur prior to the Closing, then the Reorganization will not be consummated. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution and certain other matters.

    Each share of each class of the Acquiring Fund represents an interest in the Acquiring Fund that is equal to and proportionate with each other share of that class of the Acquiring Fund. Acquiring Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

FEDERAL INCOME TAX CONSEQUENCES

    The Reorganization is conditioned upon the receipt by the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for S Class Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for S Class Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the S Class Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for S Class Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the S Class Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the S Class Shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and
(viii) the holding period of S Class Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

    After the Closing, the Acquiring Fund may dispose of certain securities received by it from the Acquired Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Acquired Trust is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

CAPITALIZATION

    The following table shows on an unaudited basis the capitalization of each Fund as of October 31, 1999, and on a pro forma basis as of that date, giving effect to the Reorganization:

                              ACQUIRING         ACQUIRED         PRO FORMA          PRO FORMA
                                 FUND             FUND          ADJUSTMENTS        COMBINED(1)
                            --------------   --------------   ---------------   ------------------
Net Assets................  $   34,576,055   $    4,050,136   ($    2,437)(3)   $    38,623,754(2)
Net Asset Value Per
  Share...................  $        12.26   $        13.66            --       $         12.26
Shares Outstanding........       2,820,836          296,592        33,563             3,150,991

------------------------------

(1) Assumes the Reorganization had been consummated on October 31, 1999, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(2) Pro forma combined net assets do not reflect expense reductions that would result from the implementation of the Administrative Fee and a new investment management fee for the Acquiring Fund.

(3) Represents one-time proxy, legal, accounting and other costs of the Reorganization of $2,437 to be borne by the Acquired Fund.

   THE BOARD OF TRUSTEES OF INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT THE
     SHAREHOLDERS OF SCUDDER TAX MANAGED GROWTH FUND VOTE IN FAVOR OF THIS
                                  PROPOSAL 2.

     PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

    The Board of the Acquired Trust, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of the Acquired Fund for the Acquired Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

   THE BOARD OF TRUSTEES OF INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT THE
     SHAREHOLDERS OF SCUDDER TAX MANAGED GROWTH FUND VOTE IN FAVOR OF THIS
                                  PROPOSAL 3.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE FUNDS

    Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling 1-800-225-2470.

    The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Trusts can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL, 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the statements of additional information for the Trusts, materials that are incorporated by reference into the prospectuses and statements of additional information, and other information about the Trusts and the Funds.

INTERESTS OF CERTAIN PERSONS

    The Investment Manager has a financial interest in the Reorganization, arising from the fact that its fee under its investment management agreement with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases. The amount of those assets will increase by virtue of the Reorganization. See "Synopsis -- Investment Manager; Fees and Expenses" above.

GENERAL

    PROXY SOLICITATION. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. In addition to solicitation by mail, certain officers and representatives of the Acquired Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any Acquired Fund shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Acquired Fund, c/o Scudder Kemper Investments, Inc., at the address for the Acquired Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Acquired Trust (for a trust-wide vote) or the Acquired Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Trust's (for a trust-wide vote) or the Acquired Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Acquired Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Acquired Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1 and will have the effect of a "no" vote on Proposals 2 and 3.

    Holders of record of the shares of the Acquired Fund at the close of business on April 17, 2000 will be entitled to one vote per share on all business of the Meeting. As of March 20, 2000, there were 226,586 shares of the Acquired Fund outstanding.

    As of January 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned beneficially less than 1% of the outstanding shares of the Acquiring Fund. Appendix 2 hereto sets forth the beneficial owners of more than 5% of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each other series of the Acquired Trust. To the best of the applicable Trust's knowledge, as of January 31, 2000, no person owned beneficially more than 5% of either Fund's outstanding shares or the shares of any other series of the Acquired Trust, except as stated in Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $120. As the Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-603-1915. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

    SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    OTHER MATTERS TO COME BEFORE THE MEETING. No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Acquired Trust and/or the Acquired Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 By Order of the Board,

                                 /s/ John Millette

                                 John Millette
                                 Secretary

                        INDEX OF EXHIBITS AND APPENDICES

EXHIBIT A:   Agreement and Plan of Reorganization

EXHIBIT B:   Management's Discussion of Acquiring Fund's
             Performance

APPENDIX 1:  Trustee and Nominee Shareholdings

APPENDIX 2:  Beneficial Owners of Fund Shares

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this    day of     , 2000, by and between Value Equity Trust (the "Acquiring
Trust"), a Massachusetts business trust, on behalf of Scudder Select 500 Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and Investment Trust (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of Scudder Tax Managed Growth Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust. The principal place of business of each Trust is Two International Place, Boston, Massachusetts 02110-4103

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the S Class of shares ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

    2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

    2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be August 28, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square -- South, Boston, MA 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. Scudder Service Corp. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the

Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

        (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

        (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result, in violation of Massachusetts law or of the Acquired

    Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

        (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

        (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

        (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

        (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result, in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended February 29, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since February 29, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

        (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

        (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

        (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

        (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

        (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 13, 2000.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

   5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all

Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

   5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

   5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

        (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Fund's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. he Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper"), each in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

        (a) The Acquired Trust has been duly formed and is an existing business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

    7.6. The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Trust and the Acquired Trust, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

   10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

   10.2. Scudder Kemper will pay the Acquiring Fund's allocable share of expenses associated with the Reorganization. The Acquired Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $2,437 for the Acquired Fund (approximately $0.0096 per share, based on December 31, 1999 net assets for the Acquired Fund). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

   12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2000, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603,
Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Sheldon A.

Jones, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   15.4. References in this Agreement to the Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the applicable Fund, as provided in each Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each

Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Acquiring Trust or the Acquired Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

   15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                         INVESTMENT TRUST
                                on behalf of Scudder Tax Managed Growth Fund
------------------------------
          Secretary

                                By:        ------------------------------

                                Its:       ------------------------------

Attest:                         VALUE EQUITY TRUST
                                on behalf of Scudder Select 500 Fund
------------------------------
          Secretary

                                By:        ------------------------------

                                Its:       ------------------------------

AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO
SCUDDER KEMPER INVESTMENTS, INC.

By:
------------------------------

Its:
------------------------------

                                                                 EXHIBIT B

              MANAGEMENT'S DISCUSSION OF ACQUIRING FUND'S PERFORMANCE
--------------------------------------------------------------------------------
Performance Update                                            February 29, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

      Scudder Select 500 Fund          S&P 500 Index*

           5/99**  10000                   10000
           6/99    10531                   10556
           7/99    10274                   10226
           8/99    10205                   10175
           9/99    10017                    9897
          10/99    10541                   10523
          11/99    10782                   10739
          12/99    11565                   11369
           1/00    10997                   10799
           2/00    10876                   10594

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                                Growth of
Period ended 2/29/2000          $10,000                    Cumulative
--------------------------------------------------------------------------------
Scudder Select 500 Fund
--------------------------------------------------------------------------------
Life of Fund**                 $  10,595                     5.95%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
Life of Fund**                 $  10,594                     5.94%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 17, 1999. Index comparisons begin May 31, 1999.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

Portfolio Management Discussion                                February 29, 2000

In the following interview, portfolio managers Robert D. Tymoczko and Philip S. Fortuna discuss the market environment and their approach to managing the funds.

Q: How did the funds perform over the abbreviated fiscal period?

A: Although the funds have only been in existence for a little more than nine months, they have performed well versus their respective benchmarks. For this 9-month-plus period, Scudder Select 500 Fund's 5.95% return essentially matched the 5.94% return of the unmanaged Standard & Poor's 500 Index, and Scudder Select 1000 Growth Fund's 26.19% return slightly trailed the 28.95% return of the unmanaged Russell 1000 Growth Index. These returns exceeded our expectations, given the concentration of performance among a few stocks.

Q: How did the funds' diversified approach fare in the narrow market environment?

A: We were pleased with these results given the "narrowness" of the market. As you may know, the domestic equity markets have been propelled upward over the last two years by a small number of growth -- especially technology -- stocks. Many of these stocks reported sizeable earnings gains or, in the case of Internet stocks, have been the subject of tremendous investor enthusiasm. This kind of concentrated market performance generally does not favor diversified approaches such as the one we use in managing the Select funds. We were glad to see that the funds' discipline of identifying disappointing stocks continued to help us avoid many names, even in the currently unusual market environment.

Q: What kinds of stocks performed well?

A: Typically, stocks with little or no earnings and high valuations, i.e., high price/earnings ratios, delivered spectacular performance. This phenomenon is particularly distinct when you look at the return of companies based on their earnings in 1999: Stocks with no earnings provided a median return 50% higher than the median return of stocks with positive earnings. Many of the companies in the "no earnings" category are in the technology sector, which has been providing strong growth due primarily to the development of the Internet.

This has created one of the more difficult environments for broadly diversified funds. When a few stocks lead performance, diversified portfolios tend to trail the market averages. Yet, the funds have performed relatively well. We attribute part of this good performance to the portfolios' neutral approach to weighting industry sectors and fundamental factors. This strategy eliminates the risk of attempting to make the right sector call by over- or underweighting a sector or factor. As a result, both funds participate directly in the performance of each sector in proportion to their benchmark index, and typically are not left behind if one area is performing especially well. If and when the market returns to its traditional focus on fundamentals, we expect the funds will benefit even more than in the current environment.

Q: Your investment process is different from other mutual funds. How is it unique?

A: Our approach differs from other mutual funds in that we attempt to isolate and eliminate those stocks that we expect to underperform the market. Most mutual fund managers and analysts focus exclusively on which securities to purchase. This focus on the "buy" side of portfolio management is evident in the fact that the vast majority of analysts' recommendations are buy recommendations while very few are sell recommendations. We believe it is much easier to identify securities that will underperform than those that will outperform. The funds take advantage of this asymmetry by concentrating on the stocks to avoid.

Q: What is your investment discipline for managing the funds?

A: Our goal is to outperform the benchmark index for each fund -- the S&P 500 Index for the Select 500 Fund and the Russell 1000 Growth Index for the Select 1000

Growth Fund. We attempt to accomplish this by eliminating the 20% of assets that we believe have the lowest expected return while replicating the fundamental characteristics of the index by selecting stocks from the remaining 80%. In short, we attempt to add value in both funds by "subtracting" stocks that are expected to underperform and investing among the rest. For most investors, the stocks that will cause the greatest future underperformance are ones that are already owned. That is why we primarily concentrate on identifying stocks to avoid.

--------------------------------------------------------------------------------

Stock Selection Process:
Addition by Subtraction

The funds' managers use a proprietary computer model to systematically evaluate stocks in the benchmarks. This analysis is based on a multifactor model that evaluates each stock's growth prospects, relative valuation, and price momentum. In each fund, stocks are assigned a ranking by quintile. Quintile 1 consists of the highest rated stocks and quintile 5 consists of the lowest rated stocks. Stocks ranked in the bottom, or fifth, quintile are excluded from a fund's investment universe. From among the remaining stocks (quintiles 1-4) an optimization is performed to create a portfolio with systematic risk characteristics that closely match the fund's benchmark. Examples of risk characteristics include exposure to specific industries, price/ earnings ratios, debt/equity ratios, price volatility, and market capitalization. If the fundamental factor model calls for it, the characteristics of an excluded stock can be replicated by increasing the weighting of stocks in the portfolio that have the same fundamentals as that of the excluded stock. This results in a portfolio with fundamental characteristics nearly identical to the benchmark. Over time, each fund is rebalanced periodically as the rankings change.

This investment process is intended to create funds with relatively low "tracking error," or return deviation, compared to their respective index. Although we believe the tracking errors will be low relative to typical U.S. stock funds, the investment approach is expected to help the funds to outperform their benchmarks over an extended period.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Select 500 Fund Quintile 5 Stocks
(Stocks eliminated or avoided)
--------------------------------------------------------------------------------
     Total returns 5/17/99-2/29/00                              9 months +
--------------------------------------------------------------------------------
Service Corporation International                                  -80%
Rite Aid                                                           -75%
J.C. Penney                                                        -64%
HealthSouth                                                        -63%
Xerox                                                              -62%
Reebok International                                               -61%
Goodyear Tire & Rubber                                             -61%
Progressive                                                        -58%
Lockheed Martin                                                    -57%
Bank One                                                           -56%
McKesson HBOC                                                      -48%
--------------------------------------------------------------------------------

Q: What are the characteristics of stocks that are eliminated?

A: In selecting stocks to eliminate from the investment universe, we attempt to identify those that have unattractive valuations, deteriorating fundamentals, and a history of disappointing shareholders. We use four types of factors to evaluate a security: 1) valuation factors, such as price/forward earnings and price/cash flow ratios, to identify those assets with unattractive valuations;
2) earnings momentum factors, such as short- and long-term momentum, to determine those securities that have deteriorating fundamentals and a history of disappointing shareholders; 3) expectational factors, such as earnings revisions, to identify the markets' recognition of a deterioration in stock fundamentals; and 4) risk adversity factors, such as beta or dividend yield, to isolate those stocks that have higher expected downside risk.

Q: What stocks did your model identify to avoid or eliminate?

A: We excluded a number of stocks in both portfolios over the 9-month-plus period. For Scudder Select 500 Fund, our quintile 5 stocks included: Service Corporation International, a provider of death care services in over 20 countries; retailers Rite Aid and J.C. Penney; HealthSouth, a provider of outpatient surgery and rehabilitative health care services; and Xerox, among others.

In the Scudder Select 1000 Growth Fund, our quintile 5 stocks included: Stewart Enterprises, the third largest provider of funeral and cemetery products and services in North America; Rite Aid, which falls into the investment universes for both funds; Allied Waste Industries, a nonhazardous solid waste management company; and Warnaco Group, a leading marketer of underwear to U.S. department and specialty stores. (See table below.)

All of these stocks were rated a "5" by our model in each respective investment universe and were eliminated or not purchased by the funds.

Q: Were there any stocks that were eliminated due to a ranking deterioration?

A: We should first point out that we do not automatically sell a security at the moment that it falls into the fifth quintile of our model. If we did, the model could generate excessive trading and capital gains for shareholders. Since some stocks can move between quintiles frequently -- especially those that are on the cusp of the fourth or fifth quintile -- we look for longer-term trends with the stock before casting it out or adding it into our investible universe.

--------------------------------------------------------------------------------
Select 1000 Growth Fund Quintile 5 Stocks
(Stocks eliminated or avoided)
--------------------------------------------------------------------------------
     Total returns 5/17/99-2/29/00                              9 months +
--------------------------------------------------------------------------------
Stewart Enterprises                                                -77%
Rite Aid                                                           -75%
Allied Waste Industries                                            -70%
Warnaco Group                                                      -62%
Office Depot                                                       -40%
Sara Lee                                                           -38%
Gillette                                                           -30%
--------------------------------------------------------------------------------

During the period we had two significant positions in the portfolios that were eliminated because they dropped to quintile five: Lucent Technologies and American Home Products. Lucent, which was held in both funds, announced an unexpected earnings shortfall for the fourth quarter of 1999, causing the stock to decline sharply. Prior to the decline, our model indicated an underweight position in Lucent, which helped performance on a relative basis.

American Home Products, which also was held in both funds, was another downgrade. Nearly all drug stocks have struggled this year. With the industry relatively concentrated among a few large-cap stocks, a single weak performer can bring down the whole industry sector. Our model has effectively been betting against this sector due to the low ratings assigned to the few dominant drug stocks. This factor bet (an underweighting of drug stocks) helped the funds' performance given the weak returns of the sector. With drug stocks beaten down and fundamentals improving for some, we've actually begun to buy back shares of a few drug companies.

Q: What is your outlook?

A: We do not make portfolio allocations based on our view of the markets or the economy. Instead, we have designed our model to focus on individual security selection using our ranking system within each investment universe. However, we believe the most recent period of dominance by a handful of growth stocks is unusual and unsustainable over the long term. As a result, we expect market leadership may broaden at some point to include more stocks -- a condition we think will add to the performance of both funds over time.

                                   APPENDIX 1
                   FUND SHARES OWNED BY NOMINEES AND TRUSTEES

    Many of the nominees and Trustees own shares of the series of the Acquired Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in each series of the Acquired Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Acquired Trust by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of any series of the Acquired Trust constitute less than 1% of the outstanding shares of such fund. Unless otherwise noted, as a group, the Trustees and officers own less than 1% of the shares of any series of the Acquired Trust.

                                                                                                                         SCUDDER
                                                                      SCUDDER                                SCUDDER       TAX
                                           SCUDDER       SCUDDER       LARGE        SCUDDER      SCUDDER       TAX       MANAGED
                              CLASSIC    DIVIDEND &    GROWTH AND     COMPANY     REAL ESTATE    S&P 500     MANAGED      SMALL
                              GROWTH       GROWTH        INCOME        GROWTH     INVESTMENT      INDEX      GROWTH      COMPANY
                               FUND*        FUND          FUND*        FUND*         FUND         FUND        FUND        FUND
                             ---------   -----------   -----------   ----------   -----------   ---------   ---------   ---------
Henry P. Becton, Jr. (1)...     629          885(5)     2,881(7)      2,489(11)    1,485(13)      534(15)       169       168
Linda C. Coughlin (1)......     332            0            0             0          287            0             0         0
Dawn-Marie Driscoll (1)....   2,030          131        9,076(8)      1,852          125          256           423       420
Edgar R. Fiedler (1).......       0            0            0             0            0            0             0         0
Peter B. Freeman (1).......     651       20,836        5,141           428          567          304           423       420
Keith R. Fox (1)...........       0            0            0             0            0            0             0         0
George M. Lovejoy, Jr.
  (1)......................     612            0        6,145(9)        421          478            0           634       841
Wesley W. Marple, Jr.
  (1)......................      95            0        1,374            66          153           99           169       168
Kathryn L. Quirk (2).......       0            0            0             0            0            0             0         0
Joan Edelman Spero (2).....       0           79           38            24            0           54             0         0
Jean Gleason Stromberg
  (2)......................       0            0            0             0            0            0             0         0
Jean C. Tempel (1).........     283          482        2,784         4,478          540          355             0         0
Steven Zaleznick (3).......       0            0            0             0            0            0             0         0
All Trustees and Officers
  as a Group...............  31,779(4)    22,413(6)    33,287(10)    12,474(12)    3,635(14)    1,602(16)     1,818     2,017(17)

------------------------------

* Ownership of shares of Classic Growth Fund, Scudder Growth and Income Fund and Scudder Large Company Growth Fund is in the Scudder Shares class of the applicable fund.

(1) Total aggregate holdings in each series of the Acquired Trust listed and all other funds in the Scudder Family of Funds and AARP Funds was over $100,000.

(2) Total aggregate holdings in each series of the Acquired Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Acquired Trust listed and all other funds in the Scudder Family of Funds and AARP Funds was $0.

(4) As a group, as of January 31, 2000, the Trustees and officers of Classic Growth Fund held 4,632 shares with sole voting and investment power, and 27,147 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(5) Mr. Becton's shares in Scudder Dividend & Growth Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(6) As a group, as of January 31, 2000, the Trustees and officers of Scudder Dividend & Growth Fund owned beneficially 1.16% of the outstanding shares of Scudder Dividend & Growth Fund of which 21,528 shares are held with sole voting and investment power, and 885 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(7) Mr. Becton's shares in Scudder Growth and Income Fund include 1,002 shares with sole investment and voting power and 1,879 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(8) Ms. Driscoll's shares in Scudder Growth and Income Fund include 3,231 shares with sole investment and voting power, 1,506 shares with shared investment and voting power, and 4,339 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(9) Mr. Lovejoy's shares in Scudder Growth and Income Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(10) As a group, as of January 31, 2000, the Trustees and officers of Scudder Growth and Income Fund held 15,077 shares with sole voting and investment power, 1,506 shares with shared investment and voting power, and 16,704 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(11) Mr. Becton's shares in Scudder Large Company Growth Fund include 751 shares with sole investment and voting power and 1,738 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(12) As a group, as of January 31, 2000, the Trustees and officers of Scudder Large Company Growth Fund held 8,020 shares with sole voting and investment power, and 4,454 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(13) Mr. Becton's shares in Scudder Real Estate Investment Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(14) As a group, as of January 31, 2000, the Trustees and officers of Scudder Real Estate Investment Fund held 2,150 shares with sole voting and investment power, and 1,485 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(15) Mr. Becton's shares in Scudder S&P 500 Index Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(16) As a group, as of January 31, 2000, the Trustees and officers of Scudder S&P 500 Index Fund held 1,068 shares with sole voting and investment power, and 534 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(17) As a group, as of January 31, 2000, the Trustees and officers owned beneficially 1.28% of the outstanding shares of Scudder Tax Managed Small Company Fund which were held with sole investment and voting power.

                                   APPENDIX 2
                BENEFICIAL OWNERS OF MORE THAN 5% OF FUND SHARES

    As of January 31, 2000, 2,396,540 shares in the aggregate, or 8.35% of the outstanding shares, of CLASSIC GROWTH FUND -- SCUDDER SHARES were held in the name of Merrill Lynch, Pierce, Fenner & Smith, for the sole benefit of its customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 13,366,949 shares in the aggregate, or 5.47% of the outstanding shares, of SCUDDER GROWTH AND INCOME FUND -- SCUDDER SHARES were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 39,313 shares in the aggregate, or 16.40% of the outstanding shares, of SCUDDER TAX MANAGED GROWTH FUND were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 33,507 shares in the aggregate, or 21.26% of the outstanding shares, of SCUDDER TAX MANAGED SMALL COMPANY FUND were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 0730300 who may be deemed to be the beneficial owner of certain of these shares.

    For more information, please call Shareholder Communications
    Corporation, your Fund's information agent at 1-800-603-1915.

                                                               SD Tax Mgd Growth

    This proxy statement/prospectus is accompanied by the Acquiring Fund's prospectus dated March 31, 1999, which was previously filed with the Commission via EDGAR on March 30, 1999 (File No. 2-78724) and is incorporated by reference herein.

                                     PART B
                               VALUE EQUITY TRUST
                      STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 18, 2000

Acquisition of the Assets of           By and in Exchange for Shares of
Scudder Tax Managed Growth Fund        Scudder Select 500 Fund (the
(the "Acquired Fund"), a series of     "Acquiring Fund"), a series of Value
Investment Trust                       Equity Trust (the "Acquiring Trust")
Two International Place                Two International Place
Boston, MA 02110-4103                  Boston, MA 02110-4103


    This Statement of Additional Information is available to the shareholders of the Acquired Fund in connection with a proposed transaction whereby the Acquiring Fund will acquire all or substantially all of the assets and all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund (the "Reorganization").

    This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

    1.  The Acquiring Fund's statement of additional information dated
March 31, 1999, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on March 30, 1999 (File No. 2-78724) and is incorporated by reference herein.

    2. The Acquiring Fund's annual report to shareholders for the year ended February 29, 2000, which was previously filed with the Commission via EDGAR on April 4, 2000 (File No. 811-01444) and is incorporated by reference herein.

    3. The Acquired Fund's prospectus dated March 1, 2000, which was previously filed with the Commission via EDGAR on February 28, 2000 (File No. 2-13628) and is incorporated by reference herein.

    4. The Acquired Fund's statement of additional information dated March 1, 2000, which was previously filed with the Commission via EDGAR on February 28, 2000 (File No. 2-13628) and is incorporated by reference herein.

    5. The Acquired Fund's annual report to shareholders for the fiscal year ended October 31, 1999, which was previously filed with the Commission via

EDGAR on December 30, 1999 (File No. 811-00043) and is incorporated by reference herein.

    6. The financial statements and schedules of the Acquiring Fund and the Acquired Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

    This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated April 18, 2000 relating to the Reorganization may be obtained by writing the Acquired Fund at Two International Place, Boston, MA 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-225-2470. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.


PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 1999 (UNAUDITED)


                                              Select 500   Tax Managed   Pro Forma                                   Pro Forma
                                                Fund         Growth       Combined     Select 500   Tax Managed      Combined
                                              Per/Share    Per/Share     Per/Share     Fund Market  Growth Market     Market
                                               Amount        Amount       Amount         Value($)     Value($)       Value($)
                                              --------     ---------     ---------     ----------   -------------   ---------

REPURCHASE AGREEMENTS   0.9%
---------------------------


    Repurchase Agreement with State Street      214,000                    214,000       214,000                       214,000
    Bank and Trust Company, 5.200%,
    11/1/1999

                                                                                     --------------------------------------------
REPURCHASE AGREEMENTS TOTAL                                                              214,000                       214,000
                                                                                     =============================================
Repurchase Agreements (Total Cost of $214,000 $0 and $214,000 respectively)

COMMON STOCKS  99.1%
--------------------


Consumer Discretionary   8.2%


  Apparel & Shoes 0.7%

    Jones Apparel Group, Inc.*                                1,000         1,000                       31,625          31,625

    Liz Claiborne, Inc.                          1,300         400          1,700        52,000         16,000          68,000

    Nike, Inc. "B"                               2,500                      2,500        141,094                        141,094

    Payless ShoeSource Inc.                                    300           300                        13,744          13,744

    Russell Corp.                                1,900                      1,900        28,856                         28,856

    Too Inc.                                      142           85           227          2,272          1,360           3,632

                                                                                   ----------------------------------------------
                                                                                        224,222        62,729          286,951
                                                                                   ----------------------------------------------
  Department & Chain Stores 5.9%

    Best Buy Co., Inc.                                         600           600                        33,338          33,338

    Fastenal Co.                                               700           700                        25,375          25,375

    Dayton Hudson Corp.                          2,000                      2,000        129,250                        129,250

    Federated Department Stores, Inc.            1,000         700          1,700        42,688         29,881          72,569

    Gap, Inc.                                    2,850         675          3,525        105,806        25,059          130,865

    Home Depot, Inc.                             6,500         300          6,800        490,750        22,650          513,400

    Kmart Corp.                                  3,200         600          3,800        32,200          6,038          38,238

    Kohl's Corp.                                  800                        800         59,850                         59,850

    Longs Drug Stores, Inc.                      3,700        1,000         4,700        100,825        27,250          128,075

    Lowe's Companies, Inc.                       2,000                      2,000        110,000                        110,000

    Neiman Marcus Group, Inc.                                  600           600                        14,363          14,363

    Ross Stores, Inc.                                         1,200         1,200                       24,750          24,750

    TJX Companies, Inc. (New)                                  500           500                        13,563          13,563

    The Limited, Inc.                            1,000         600          1,600        41,125         24,675          65,800

    Wal-Mart Stores, Inc.                       15,600         900          16,500       884,325        51,019          935,344

                                                                                      ----------------------------------------------
                                                                                        1,996,819       297,961        2,294,780
                                                                                      ----------------------------------------------


  Home Furnishings 0.1%
    Furniture Brands International Inc.                        500           500                         9,688           9,688

    Mohawk Industries Inc.                                     600           600                        13,763          13,763

                                                                                      ----------------------------------------------
                                                                                                        23,451          23,451
                                                                                      ----------------------------------------------

  Hotels & Casinos 0.7%

    Carnival Corp. "A"                           2,800                      2,800        124,600                        124,600

    Harrah's Entertainment, Inc.                              1,100         1,100                       31,831          31,831

    MGM Grand, Inc.                                            300           300                        15,300          15,300

    Marriott International, Inc. "A"             1,800         200          2,000        60,638          6,738          67,376

    Promus Hotel Corp.                                         600           600                        20,550          20,550

                                                                                      ----------------------------------------------
                                                                                         185,238        74,419          259,657
                                                                                      ----------------------------------------------
  Recreational Products 0.2%

    Brunswick Corp.                              2,100                      2,100        47,513                         47,513

    Harley-Davidson Inc.                                       300           300                        17,794          17,794

    International Game Technology                              700           700                        13,038          13,038

                                                                                      ----------------------------------------------
                                                                                         47,513         30,832          78,345
                                                                                      ----------------------------------------------

  Restaurants 0.1%
    Brinker International Inc.*                                700           700                        16,319          16,319

    Outback Steakhouse Inc.*                                  1,200         1,200                       27,600          27,600

                                                                                      ----------------------------------------------
                                                                                                        43,919          43,919
                                                                                      ----------------------------------------------

  Specialty Retail 0 .4%

    BJ's Wholesale Club Inc.                                   300           300                         9,244           9,244

    Circuit City Stores, Inc.                     800                        800         34,150                         34,150

    Family Dollar Stores Inc.                                 1,400         1,400                       28,875          28,875

    Intimate Brands, Inc.                                      700           700                        28,700          28,700

    Tandy Corp.                                   700                        700         44,056                         44,056

    Zale Corp.                                                 200           200                         8,375           8,375

                                                                                      ----------------------------------------------
                                                                                         78,206         75,194          153,400
                                                                                      ----------------------------------------------

  Miscellaneous 0.1%
    Lancaster Colony Corporation                              1,100         1,100                       38,431          38,431
                                                                                      ----------------------------------------------


CONSUMER STAPLES   8.2%


Alcohol & Tobacco   1.5%

    Anheuser-Busch Companies, Inc.               2,500                      2,500        179,531                        179,531

    Brown-Forman Corp. "B"                        800                        800         54,000                         54,000

    Philip Morris Companies, Inc.                8,800                      8,800        221,650                        221,650

    Seagram Co., Ltd.                            2,500                      2,500        123,438                        123,438

                                                                                      ----------------------------------------------
                                                                                         578,619                        578,619
                                                                                      ----------------------------------------------

Consumerv Electronics & Photographic   0.4%

   Eastman Kodak Co.                            2,300                      2,300        158,556                        158,556
                                                                                     ----------------------------------------------


Consumer Specialties   0.2%

   American Greeting Corp., "A"                 1,700         700          2,400        43,988         18,113          62,101
                                                                                     ----------------------------------------------


Food & Beverage   3.4%

    Albertson's, Inc.                            2,245                      2,245        81,522                         81,522

    Dean Foods Co.                                             900           900                        41,625          41,625

    General Mills, Inc.                          1,100                      1,100        95,906                         95,906

    IBP, Inc.                                                 1,600         1,600                       38,300          38,300

    Kroger Co.                                   5,300                      5,300        110,306                        110,306

    Nabisco Group Holdings                       2,700                      2,700        34,594                         34,594

    Quaker Oats Co.                              2,800                      2,800        196,000                        196,000

    Ralston Purina Group                         7,300                      7,300        229,494                        229,494

    Safeway, Inc.                                4,500                      4,500        158,906                        158,906

    Unilever NV(New York Shares)                 3,500                      3,500        233,406                        233,406

    Winn-Dixie Stores, Inc.                      3,300                      3,300        89,306                         89,306

                                                                                      ----------------------------------------------
                                                                                        1,229,440       79,925         1,309,365
                                                                                      ----------------------------------------------

Package Goods/Cosmetics   2.6%

    Avon Products, Inc.                          2,100                      2,100        67,725                         67,725

    Kimberly-Clark Corp.                         2,900                      2,900        183,063                        183,063

    Procter & Gamble Co.                         7,300                      7,300        765,588                        765,588


                                                                                      ----------------------------------------------
                                                                                        1,016,376                      1,016,376
                                                                                      ----------------------------------------------

Textiles   0.1%
    VF Corp.                                                   600           600                        18,038          18,038
                                                                                      ----------------------------------------------


HEALTH   8.2%


Biotechnolgy   0.9%

    Amgen, Inc.                                  3,600         200          3,800        287,100        15,950          303,050

    Biogen, Inc.                                               600           600                        44,475          44,475

                                                                                      ----------------------------------------------
                                                                                         287,100        60,425          347,525
                                                                                      ----------------------------------------------
Health Industry Services   0.5%


    Cardinal Health, Inc.                                      100           100                         4,313           4,313

    Medical Manager Corp.                                      100           100                         5,013           5,013

    Shared Medical Systems Corp.                               400           400                        15,100          15,100

    United Healthcare Corp.                      2,200                      2,200        113,713                        113,713

    Wellpoint Health Networks, Inc.               800          400          1,200        46,400         23,200          69,600

                                                                                      ----------------------------------------------
                                                                                         160,113        47,626          207,739
                                                                                      ----------------------------------------------

Hospital Management  0.3%

    Columbia/HCA Healthcare Corp.                3,500                      3,500        84,438                         84,438

    Trigon Healthcare, Inc.                                   1,000         1,000                       28,375          28,375

                                                                                      ----------------------------------------------
                                                                                         84,438         28,375          112,813
                                                                                      ----------------------------------------------
Medical Supply & Specialty  0.8%

    Bausch & Lomb, Inc.                           700                        700         37,800                         37,800

    Baxter International, Inc.                   3,400                      3,400        220,575                        220,575

    C.R. Bard, Inc.                                            400           400                        21,575          21,575

    St. Jude Medical, Inc.                                     400           400                        10,950          10,950

                                                                                      ----------------------------------------------
                                                                                         258,375        32,525          290,900
                                                                                      ----------------------------------------------

Pharmaceuticals   5.7%

    Allergan, Inc.                                800                        800         85,900                         85,900

    Bristol-Myers Squibb Co.                    13,900                      13,900      1,067,694                      1,067,694

    Johnson & Johnson                            8,300                      8,300        869,425                        869,425

    Watson Pharmaceuticals, Inc.                 6,400                      6,400        203,200                        203,200

                                                                                      ----------------------------------------------
                                                                                        2,226,219                      2,226,219
                                                                                      ----------------------------------------------

COMMUNICATIONS   9.2%


Cellular Telephone   0.7%

    Nextel Communications, Inc. "A"              1,400                      1,400        120,663                        120,663

    Vodafone Group PLC (ADR)                     2,750                      2,750        131,828                        131,828

                                                                                      ----------------------------------------------
                                                                                         252,491                        252,491
                                                                                      ----------------------------------------------

Telephone/Communications   8.5%

    ADC Telecommunications, Inc.                 1,000                      1,000        47,688                         47,688

    AT&T Corp.                                  16,200         400          16,600       757,330        18,700          776,030

    Alltel Corp.                                               600           600                        49,950          49,950

    Bell Atlantic Corp.                          7,400                      7,400        480,538                        480,538

    BellSouth Corp.                              8,100        1,200         9,300        364,500        54,000          418,500

    GTE Corp.                                    3,600                      3,600        270,000                        270,000

    Nortel Networks Corp.                        5,400                      5,400        334,463                        334,463

    SBC Communicatons, Inc.                     12,679         200          12,879       645,837        10,188          656,025

    Sprint Corp.                                 2,300                      2,300        170,919                        170,919

    US West, Inc.                                1,800                      1,800        109,913                        109,913

                                                                                      ----------------------------------------------
                                                                                        3,181,188       132,838        3,314,026
                                                                                      ----------------------------------------------

FINANCIAL   15.5%


Banks   5.1%

    Bank of America Corp.                                      700           700                        45,063          45,063

    Chase Manhattan Corp.                        3,400         800          4,200        297,075        69,900          366,975

    Commerce Bankshares Inc.                                   525           525                        20,344          20,344

    Fleet Boston Corp.                           2,013                      2,013        87,817                         87,817

    Golden West Financial Corp.                  1,800         300          2,100        201,150        33,525          234,675

    Huntington Bancshares, Inc.                  3,370                      3,370        99,836                         99,836

    J.P. Morgan & Co., Inc.                      1,900                      1,900        248,663                        248,663

    PNC Bank Corp.                               6,700                      6,700        399,488                        399,488

    Regions Financial Corp.                      4,300                      4,300        129,269                        129,269

    Republic New York Corp.                      1,600                      1,600        101,100                        101,100

    SouthTrust Corp.                             3,200                      3,200        128,000                        128,000

    State Street Corp.                           1,500                      1,500        114,188                        114,188

    U.S. Trust Corporation                                     200           200                        16,225          16,225

                                                                                      ----------------------------------------------
                                                                                        1,806,586       185,057        1,991,643
                                                                                      ----------------------------------------------

Insurance   4.2%

    Aetna, Inc.                                  1,000         400          1,400        50,250         20,100          70,350

    American International Group, Inc.           5,125                      5,125        527,555                        527,555

    Aon Corp.                                    2,000                      2,000        71,000                         71,000

    Chubb Corp.                                  1,400                      1,400        76,825                         76,825

    Cigna Corp.                                  1,000                      1,000        74,750                         74,750

    Conseco, Inc.                                5,900                      5,900        143,444                        143,444

    Financial Security Assurance Holdings                      300           300                        16,913          16,913
    Ltd.

    Hartford Financial Services Group,           1,800                      1,800        93,263                         93,263
    Inc.

    Jefferson Pilot Corp.                                      600           600                        45,038          45,038

    Lincoln National Corp.                       2,200                      2,200        101,475                        101,475

    MGIC Investment Corp.                        1,300                      1,300        77,675                         77,675

    Marsh & McLennan Companies, Inc.             1,700                      1,700        134,406                        134,406

    PMI Group, Inc.                                            750           750                        38,906          38,906

    Progressive Corp.                                          200           200                        18,513          18,513

    Protective life Corp.                                      700           700                        25,331          25,331

    Transatlantic Holdings, Inc.                               800           800                        60,300          60,300

    Travelers Property Casualty Corp. "A"                      600           600                        21,600          21,600

    Unitrin, Inc.                                             1,000         1,000                       37,438          37,438

                                                                                      ----------------------------------------------
                                                                                        1,350,643       284,139        1,634,782
                                                                                      ----------------------------------------------


Consumer Finance   3.1%

    American Express Co.                         1,100                      1,100        169,400                        169,400

    Citigroup, Inc.                             13,650        1,500         15,150       738,806        81,188          819,994

    Mellon Financial Corp.                       5,300                      5,300        195,769                        195,769

    SLM Holding Corp.                                          600           600                        29,363          29,363

                                                                                      ----------------------------------------------
                                                                                        1,103,975       110,551        1,214,526
                                                                                      ----------------------------------------------

Other Financial Companies   3.0%

    Edwards (A.G.) Inc.                                        600           600                        18,038          18,038

    Federal Home Loan Mortgage Corp.             4,500         200          4,700        243,281        10,813          254,094

    Federal National Mortgage Association        6,900                      6,900        488,175                        488,175

    GreenPoint Financial Corp.                                1,000         1,000                       28,500          28,500

    Legg Mason Inc.                                           1,100         1,100                       40,013          40,013

    Morgan Stanley Dean Witter & Co.             2,600         100          2,700        286,813        11,031          297,844

    TCF Financial Corporation                                  900           900                        26,550          26,550

                                                                                      ----------------------------------------------
                                                                                        1,018,269       134,945        1,153,214
                                                                                      ----------------------------------------------

Real Estate   0.1%

    Catellus Development Corp.                                1,200         1,200                       14,100          14,100
                                                                                      ----------------------------------------------

MEDIA   2.2%


Advertising   0.1%

    Omnicom Group, Inc.                           500                        500         44,000                         44,000
                                                                                      ----------------------------------------------

Broadcasting & Entertainment   0.1%

    King World Productions, Inc.                               400           400                        15,500          15,500
                                                                                      ----------------------------------------------

Cable Television   1.2%

    Comcast Corp. "A"                            3,200                      3,200        134,800                        134,800

    Media One Group, Inc.                        4,600                      4,600        326,888                        326,888

                                                                                      ----------------------------------------------
                                                                                         461,688                        461,688
                                                                                      ----------------------------------------------

Print Media   0.8%

    Gannett Co., Inc.                            1,500                      1,500        115,688                        115,688

    Knight-Ridder, Inc.                                        800           800                        50,800          50,800

    Times Mirror Co. "A"                         2,200                      2,200        158,675                        158,675

                                                                                      ----------------------------------------------
                                                                                         274,363        50,800          325,163
                                                                                      ----------------------------------------------


SERVICE INDUSTRIES   2.1%


Edp Services   1.0%

    Affiliated Computer Services                              1,100         1,100                       41,800          41,800

    Automatic Data Processing, Inc.              2,600                      2,600        125,288                        125,288

    Electronic Data Systems Corp.                2,000                      2,000        117,000                        117,000

    First Data Corp.                             2,100         100          2,200        95,944          4,569          100,513

                                                                                      ----------------------------------------------
                                                                                         338,232        46,369          384,601
                                                                                      ----------------------------------------------

Investment   0.8%

    Bear Stearns Companies, Inc.                  600          630          1,230        25,575         26,854          52,429

    Charles Schwab Corp.                         1,200                      1,200        46,725                         46,725

    Donaldson, Lufkin & Jenrette                               500           500                        25,875          25,875
    Securities Corp.

    Franklin Resources, Inc.                     1,800                      1,800        63,000                         63,000

    Lehman Brothers Holdings, Inc.               1,500                      1,500        110,531                        110,531

    Paine Webber Group, Inc.                                   600           600                        24,450          24,450

                                                                                      ----------------------------------------------
                                                                                         245,831        77,179          323,010
                                                                                      ----------------------------------------------

Miscellaneous Commercial   0.1%

    Kelly Services, Inc. "A"                                  1,300         1,300                       38,106          38,106
                                                                                      ----------------------------------------------

Printing/Publishing   0.2%

    Dow Jones & Co., Inc.                        1,000                      1,000        61,500                         61,500

    Houghton Mifflin Co.                                       300           300                        12,713          12,713

                                                                                      ----------------------------------------------
                                                                                         61,500         12,713          74,213
                                                                                      ----------------------------------------------

DURABLES   5.1%

Aerospace   1.6%

    AlliedSignal Inc.                            2,100         100          2,200        119,569         5,694          125,263

    Boeing Co.                                   4,700                      4,700        216,494                        216,494

    Northrop Grumman Corp.                        900          500          1,400        49,388         27,438          76,826

    Rockwell International Corp.                 1,600                      1,600        77,500                         77,500

    United Technologies Corp.                    1,700         279          1,979        102,850        16,880          119,730

                                                                                      ---------------------------------------------
                                                                                         565,801        50,012          615,813
                                                                                      ---------------------------------------------


Automobiles   1.4%
    Borg-Warner Automotive Inc.                                500           500                        19,750          19,750

    Cummins Engine Co., Inc.                                   300           300                        15,206          15,206

    Eaton Corp.                                                400           400                        30,100          30,100

    Ford Motor Co.                               3,800        1,000         4,800        208,525        54,875          263,400

    General Motors Corp.                         2,700         400          3,100        189,675        10,425          200,100

    Navistar International Corp.                               600           600                        25,013          25,013

                                                                                      ---------------------------------------------
                                                                                         398,200        155,369         553,569
                                                                                      ---------------------------------------------

Construction/Agricultural   0.1%
    PACCAR, Inc.                                               600           600                        28,275          28,275
                                                                                      ---------------------------------------------


Leasing Companies   0.1%
    Hertz Corp.                                                400           400                        17,350          17,350
                                                                                      ---------------------------------------------



Telecommunications Equipment   1.9%

    General Instrument Corp.                      600                        600         32,288                         32,288

    Lucent Technologies, Inc.                    8,600                      8,600        552,550                        552,550

    Scientific-Atlanta, Inc.                                   700           700                        40,075          40,075

    Tellabs, Inc.                                2,000                      2,000        126,500                        126,500

                                                                                      ---------------------------------------------
                                                                                         711,338        40,075          751,413
                                                                                      ---------------------------------------------

MANUFACTURING   9.7%


Chemicals   1.1%

    Dow Chemical Co.                                           400           400                        47,300          47,300

    E.I. du Pont de Nemours & Co.                3,000                      3,000        193,313                        193,313

    Praxair, Inc.                                1,000                      1,000        46,750                         46,750

    Rohm & Haas Co.                                            600           600                        22,950          22,950

    Sigma-Aldrich Corp.                          1,500                      1,500        42,750                         42,750

    W.R. Grace & Co.                             4,200                      4,200        62,738                         62,738

                                                                                      ---------------------------------------------
                                                                                         345,551        70,250          415,801
                                                                                      ---------------------------------------------

Containers & Paper   0.6%

    Champion International Corp.                 1,100                      1,100        63,594                         63,594

    International Paper Co.                      1,800                      1,800        94,725                         94,725

    Sealed Air Corp.                             1,100                      1,100        60,913                         60,913

                                                                                      ---------------------------------------------
                                                                                         219,232                        219,232
                                                                                      ---------------------------------------------

Diversified Manufacturing   5.8%

    Ball Corporation                                           400           400                        16,125          16,125

    Cooper Industries, Inc.                      1,000         500          1,500        43,063         21,531          64,594

    Fortune Brands, Inc.                         1,900                      1,900        67,331                         67,331

    General Electric Co.                         9,700                      9,700       1,314,956                      1,314,956

    Honeywell, Inc.                               700          100           800         73,806         10,544          84,350

    Loews Corp.                                   800                        800         56,700                         56,700

    Minnesota Mining & Manufacturing Co.         3,000                      3,000        285,188                        285,188

    National Service Industries, Inc.                          500           500                        16,125          16,125

    Pentair, Inc.                                              500           500                        18,813          18,813

    Tenneco, Inc.                                2,200                      2,200        35,200                         35,200

    Textron, Inc.                                1,000                      1,000        77,188                         77,188

    Tyco International Ltd. (New)                4,800         456          5,256        191,700        18,212          209,912

                                                                                      ---------------------------------------------
                                                                                        2,145,132       101,350        2,246,482
                                                                                      ---------------------------------------------

Electrical Products  0.4%

    Emerson Electric Co.                         2,300                      2,300        138,144                        138,144

    Thomas & Betts Corp.                                       800           800                        35,900          35,900

                                                                                      ---------------------------------------------
                                                                                         138,144        35,900          174,044
                                                                                      ---------------------------------------------
Industrial Specialty   1.1%

    Corning, Inc.                                1,000                      1,000        78,625                         78,625

    Carlisle Companies Inc.                                    600           600                        19,950          19,950

    Centex Corp.                                               900           900                        24,131          24,131

    Fleetwood Enterprises                                      300           300                         6,544           6,544

    Johns Manville Corp.                                       600           600                         6,563           6,563

    Johnson Controls Inc.                                      600           600                        36,450          36,450

    PPG Industries, Inc.                         1,600                      1,600        97,000                         97,000

    QUALCOMM Inc.                                 200                        200         44,550                         44,550

    Sherwin-Williams Co.                         2,700         500          3,200        60,413         11,188          71,601

    Teleflex Incorporated                                      600           600                        20,438          20,438

    The Valspar Corp.                                         1,200         1,200                       36,225          36,225

                                                                                      ---------------------------------------------
                                                                                         280,588        161,489         442,077
                                                                                      ---------------------------------------------

Machinery/Components/Controls   0.6%

    Millipore Corp.                              2,400                      2,400        76,500                         76,500

    Ingersoll-Rand Co.                                         700           700                        36,575          36,575

    PE Corp-PE Biosystems Group                  1,200                      1,200        77,850                         77,850

    Pitney Bowes, Inc.                            500                        500         22,781                         22,781

    Tecumseh Products Co., Class A                             500           500                        23,969          23,969

                                                                                      ---------------------------------------------
                                                                                         177,131        60,544          237,675
                                                                                      ---------------------------------------------
Miscellaneous   0.1%

    Hon Industries, Inc.                                      2,000         2,000                       39,250          39,250
                                                                                      ---------------------------------------------

TECHNOLOGY  19.2%


Computer Software   7.2%

    Adobe Systems Inc.                                        1,200         1,200                       83,925          83,925

    America Online, Inc.                         3,500                      3,500        453,906                        453,906

    BMC Software, Inc.                           2,600                      2,600        166,888                        166,888

    Computer Associates International,           2,100                      2,100        118,650                        118,650
    Inc.

    Compuware Corp.                              2,600         300          2,900        72,313          8,344          80,657

    Comverse Technologies Inc.                                 500           500                        56,750          56,750

    Electronic Arts Inc.                                       200           200                        16,163          16,163

    Microsoft Corp.                             16,300                      16,300      1,508,769                      1,508,769

    Oracle Systems Corp.                         5,100                      5,100        242,569                        242,569

    Symantec Corp.                                             200           200                         9,550           9,550

    Synopsys Ltd.                                              600           600                        37,388          37,388

                                                                                      ---------------------------------------------
                                                                                        2,563,095       212,120        2,775,215
                                                                                      ---------------------------------------------

Diverse Electronic Products   1.4%

    Applied Materials, Inc.                      1,700                      1,700        152,681                        152,681

    KLA Tencor Corp.                             1,100                      1,100        87,106                         87,106

    Motorola, Inc.                               2,500                      2,500        243,594                        243,594

    Solectron Corp.                                            600           600                        45,150          45,150

                                                                                      ---------------------------------------------
                                                                                         483,381        45,150          528,531
                                                                                      ---------------------------------------------

Edp Peripherals  0.8%

    EMC Corp.                                    4,100                      4,100        299,300                        299,300
                                                                                      ---------------------------------------------

Electronic Components/Distributors   2.6%

    Cisco Systems, Inc.                         10,200                      10,200       754,800                        754,800

    Gateway, Inc.                                2,400        1,100         3,500        158,550        72,669          231,219

    Tech Data Corp.                                            400           400                         7,525           7,525

                                                                                      ---------------------------------------------
                                                                                         913,350        80,194          993,544
                                                                                      ---------------------------------------------
Electronic Data Processing   3.9%

    Apple Computer, Inc.                         2,100         200          2,300        168,263        16,025          184,288

    Hewlett-Packard Co.                          4,200         800          5,000        311,063        59,250          370,313

    International Business Machines Corp.        6,200                      6,200        609,925                        609,925

    Sun Microsystems, Inc.                       2,400                      2,400        253,950                        253,950

    Unisys Corp.                                 4,700                      4,700        113,975                        113,975

                                                                                      ---------------------------------------------
                                                                                        1,457,176       75,275         1,532,451
                                                                                      ---------------------------------------------

Military Electronics   0.2%

    Raytheon Co. "B"                             1,400                      1,400        40,775                         40,775

    Litton Industries Inc.                                     700           700                        32,856          32,856

                                                                                      ---------------------------------------------
                                                                                         40,775         32,856          73,631
                                                                                      ---------------------------------------------
Office/Plant Automation   0.1%

    3Com Corp.                                   1,700                      1,700        49,300                         49,300
                                                                                      ---------------------------------------------



Semiconductors   3.0%

    Intel Corp.                                 10,200        1,100         11,300       789,863        85,181          875,044

    Micron Technology, Inc.                       400                        400         28,525                         28,525

    Texas Instruments, Inc.                      2,600                      2,600        233,350                        233,350

    Xilinx, Inc.                                               400           400                        31,450          31,450

                                                                                      ---------------------------------------------
                                                                                        1,051,738       116,631        1,168,369
                                                                                      ---------------------------------------------


ENERGY   6.7%


Engineering   0.2%

    Fluor Corp.                                  1,600                      1,600        63,800                         63,800
                                                                                      ---------------------------------------------



Oil & Gas Production   2.0%

    Apache Corp.                                 1,400                      1,400        54,600                         54,600

    Burlington Resources, Inc.                   1,300                      1,300        45,338                         45,338

    Kerr-McGee Corp.                             1,000                      1,000        53,750                         53,750

    Royal Dutch Petroleum Co. (New York          9,900                      9,900        593,381                        593,381
    shares)

    Union Pacific Resources Group                3,200                      3,200        46,400                         46,400

                                                                                      ---------------------------------------------
                                                                                         793,469                        793,469
                                                                                      ---------------------------------------------


Oil Companies   3.7%
    Ashland Inc.                                              1,600         1,600                       52,800          52,800

    Atlantic Richfield Co.                       1,100                      1,100        102,506                        102,506

    Chevron Corp.                                2,700                      2,700        246,544                        246,544

    Exxon Corp.                                  8,900                      8,900        659,156                        659,156

    Mobil Corp.                                  2,200                      2,200        212,300                        212,300

    Texaco, Inc.                                 2,200                      2,200        135,025                        135,025

    USX Marathon Group                           1,600                      1,600        46,600                         46,600

                                                                                      ---------------------------------------------
                                                                                        1,402,131       52,800         1,454,931
                                                                                      ---------------------------------------------

Oil / Gas Transmission   0.5%

    Enron Corp.                                  2,600                      2,600        103,838                        103,838

    El Paso Energy Corporation                                 700           700                        28,700          28,700

    Noble Drilling Corp.                                       500           500                        11,094          11,094

    Sunoco Inc.                                                500           500                        12,063          12,063

    Tidewater Inc.                                             900           900                        27,000          27,000

                                                                                      --------------------------------------------
                                                                                         103,838        78,857          182,695
                                                                                      --------------------------------------------

Oilfield Services/Equipment   0.3%

    Baker Hughes, Inc.                           2,900                      2,900        81,019                         81,019

    Schlumberger Ltd.                             900                        900         54,506                         54,506

                                                                                      --------------------------------------------
                                                                                         135,525                        135,525
                                                                                      --------------------------------------------

METALS & MINERALS   0.5%


Precious Metals   0.2%

    Barrick Gold Corp.                           4,700                      4,700        86,069                         86,069
                                                                                      --------------------------------------------


Steel & Metals   0.3%

    Alcoa, Inc.                                  1,400         200          1,600        85,050         12,150          97,200
                                                                                      --------------------------------------------


CONSTRUCTION   0.5%

Building Materials   0.1%
    LaFarge Corp.                                              500           500                        14,844          14,844

    Vulcan Materials Co.                                       900           900                        37,181          37,181

                                                                                      --------------------------------------------
                                                                                                        52,025          52,025
                                                                                      --------------------------------------------

Building Products    0.2%

    Georgia Pacific Group                        1,200                      1,200        47,625                         47,625

    Masco Corp.                                                700           700                        21,350          21,350

                                                                                      --------------------------------------------
                                                                                         47,625         21,350          68,975
                                                                                      --------------------------------------------
Forest Products   0.2%

    Weyerhaeuser Co.                             1,400                      1,400        83,563                         83,563
                                                                                      --------------------------------------------



TRANSPORTATION   0.9%


Air Freight   0.1%

    FDX Corp.                                    1,000         200          1,200        43,063          8,613          51,676
                                                                                      --------------------------------------------


Airlines   0.4%

     Delta Air Lines, Inc.                        2,900                      2,900        157,869                        157,869

     Southwest Airlines Co.                                     900           900                        15,131          15,131

                                                                                       --------------------------------------------
                                                                                          157,869        15,131          173,000
                                                                                       --------------------------------------------
Railroads   0.3%

    Burlington Northern Santa Fe Corp.                         500           500                        15,938          15,938

    Trinity Industries, Inc.                                   600           600                        17,888          17,888

    Union Pacific Corp.                          1,800                      1,800        100,350                        100,350

                                                                                      --------------------------------------------
                                                                                         100,350        33,826          134,176
                                                                                      --------------------------------------------

Trucking   0.1%
    CNF Transportation, Inc.                                   400           400                        13,225          13,225
                                                                                      --------------------------------------------


UTILITIES   2.9%


Electric Utilities   2.4%

     AES Corp.                                     900         1,300         2,200        50,794         73,350          124,144

     Allegheny Energy, Inc.                                    1,300         1,300                       41,356          41,356

     DTE Energy Co.                                             500           500                        16,594          16,594

     Duke Energy Corp.                            5,000                      5,000        282,500                        282,500

     FPL Group, Inc.                              2,800                      2,800        140,875                        140,875

     Florida Progress Corp.                                    1,600         1,600                       73,300          73,300

     GPU, Inc.                                                  300           300                        10,181          10,181

     MidAmerican Energy Holdings Co.                            800           800                        26,900          26,900

     NSTAR                                                     1,255         1,255                       47,768          47,768

     OGE Energy Corp.                                           500           500                        11,344          11,344

     Pudget Sound Energy, Inc.                                 1,800         1,800                       39,825          39,825

     Southern Co.                                 2,900                      2,900        77,031                         77,031

     Texas Utilities Co., Inc.                                  900           900                        34,875          34,875

                                                                                       --------------------------------------------
                                                                                          551,200        375,493         926,693
                                                                                       --------------------------------------------

Natural Gas Distribution   0.5%

    Eastern Enterprises                          3,300                      3,300        168,713                        168,713

    Reliant Energy, Inc.                          600                        600         16,350                         16,350

                                                                                      --------------------------------------------
                                                                                         185,063                        185,063
                                                                                      --------------------------------------------


                                                                                      ============================================
COMMON STOCKS TOTAL                                                                     34,391,835      4,019,820      38,411,655
                                                                                      ============================================
Common Stocks (Cost of $32,835,397 $3,589,251 and $36,424,648 respectively)


                                                                                       ============================================
TOTAL INVESTMENT PORTFOLIO                                                              34,605,835      4,019,820      38,625,655
                                                                                       ============================================
Investment Portfolio (Total Cost of $33,049,397 $3,589,251 and 36,638,648 respectively)


PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                        PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                        AS OF OCTOBER 31, 1999 (UNAUDITED)



                                         SELECT 500         TAX MANAGED          PRO FORMA            PRO FORMA
                                            FUND            GROWTH FUND         ADJUSTMENTS           COMBINED
                                      ------------------  -----------------    ---------------     ----------------
Investments, at value                      $ 34,605,835        $ 4,019,820                            $ 38,625,655
Cash                                                620             84,302                                  84,922
Other assets less liabilities                   (30,400)           (53,986)          $ (2,437)(2)          (86,823)
                                      ==================  =================    ===============     ================
Net assets                                 $ 34,576,055        $ 4,050,136           $ (2,437)        $ 38,623,754
                                      ==================  =================    ===============     ================
Shares outstanding                            2,820,836            296,592             33,563            3,150,991
Net asset value per share                       $ 12.26            $ 13.66                                 $ 12.26


                                      PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
                                  FOR THE TWELVE MONTH PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED)



                                                        SELECT 500 (6)       TAX MANAGED        PRO FORMA            PRO FORMA
                                                             FUND            GROWTH FUND       ADJUSTMENTS           COMBINED
                                                       ----------------------------------------------------------------------------
Investment Income:
  Interest and dividend income                                $ 229,820          $  56,664    $          --              $ 286,484
                                                       ----------------------------------------------------------------------------
            Total Investment Income                             229,820             56,664                                 286,484
  Expenses
     Management fees                                            102,685             29,423           (40,369)(3)           91,739
     Trustee fees                                                 7,181             28,800           (28,800)(4)             7,181
     All other expenses                                         210,320            140,017          (304,467)(5)            45,870
                                                       ------------------------------------------------------    ------------------
                                                       ----------------------------------------------------------------------------
  Total expenses before reductions                              320,186            198,240          (373,636)              144,790
  Expense reductions                                           (210,166)          (152,263)          362,429 (7)                 -
                                                       ----------------------------------------------------------------------------
  Expenses, net                                                 110,020             45,977           (11,207)              144,790
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------
Net investment income (loss)                                    119,800             10,687            11,207               141,694
                                                       ----------------------------------------------------------------------------


Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments                    (600,907)          (132,486)               --              (733,393)

  Net unrealized appreciation (depreciation)
     of investments                                           1,556,438            277,558                --             1,833,996
                                                       ----------------------------------------------------------------------------

Net increase in net assets from operations                  $ 1,075,331          $ 155,759          $ 11,207           $ 1,242,297
                                                       ============================================================================


  NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                     (UNAUDITED)
                   OCTOBER 31, 1999

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of October 31, 1999, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended October 31, 1999 for Scudder Select 500 Fund and Scudder Tax Managed Growth Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $2,437 to be borne by the Acquired Fund.

3. Represents reduction in management fees resulting from a new management agreement.

4. Reduction in trustee fees resulting from the Reorganization.

5. Represents reduction in other expenses resulting from the implementation of an administrative fee contract.

6. Commenced operations on May 17, 1999

7. Represents the elimination of expense reimbursements.